RETIREMENT PLANS AND OTHER BENEFITS	12 Months Ended
Dec. 31, 2019
Retirement Benefits [Abstract]
RETIREMENT PLANS AND OTHER BENEFITS	RETIREMENT PLANS AND OTHER BENEFITS
U.S. Pension Plan

The Company maintains a nonqualified Supplemental Executive Retirement Plan (“U.S. SERP”). The U.S. SERP provides retirement benefits to certain former U.S. employees of the Company. Generally, the U.S. SERP provides a benefit based on average total compensation earned over a participant’s final five years of employment and years of service reduced by benefits earned under any Company retirement program, excluding salary deferrals and matching contributions. In addition, benefits are reduced by Social Security Primary Insurance Amounts attributable to Company contributions. The U.S. SERP is unfunded and participation in the U.S. SERP has been frozen. There is a defined contribution plan for certain senior executives of the Company.

The Company maintained one qualified defined benefit pension plan covering certain domestic employees (the “Terex Plan”). Participation in the Terex Plan for all employees was frozen. Participants were credited with post-freeze service for purposes of determining vesting and retirement eligibility only. The benefits covering salaried employees were based primarily on years of service and employees’ qualifying compensation during the final years of employment. The benefits covering bargaining unit employees were based primarily on years of service and a flat dollar amount per year of service. The Company’s policy was generally to fund the Terex Plan based on the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”). Plan assets consisted primarily of common stocks, bonds and short-term cash equivalent funds. In November 2018, the Company completed the termination of the Terex Plan as further described below. There were no minimum contribution requirements for the 2018 and 2017 plan years.

Non-U.S. Plans

The Company maintains defined benefit plans in France, Germany, India, Switzerland and the United Kingdom for some of its subsidiaries. Participation in the United Kingdom plan has been frozen. The United Kingdom plan is a funded plan and the Company funds this plan in accordance with funding regulations in the United Kingdom and a negotiated agreement between the Company and the plan’s trustee. The Switzerland plan is a funded plan and the Company funds this plan in accordance with funding regulations. The plans in France, Germany and India are unfunded plans. In Italy, there are mandatory termination indemnity plans providing a benefit that is payable upon termination of employment in substantially all cases of termination. The Company records this obligation based on mandated requirements. The measure of current obligation is not dependent on the employees’ future service and therefore is measured at current value.

Other Post-employment Benefits

The Company has several non-pension post-retirement benefit programs. The Company provides post-employment health and life insurance benefits to certain former salaried and hourly employees. The health care programs are contributory, with participants’ contributions adjusted annually, and the life insurance plan is noncontributory.

Savings Plans

The Company sponsors various tax deferred savings plans into which eligible employees may elect to contribute a portion of their compensation. The Company may, but is not obligated to, contribute to certain of these plans. Charges recognized for these savings plans were $20.8 million, $21.9 million and $16.1 million for the years ended December 31, 2019, 2018 and 2017, respectively. For the years ended December 31, 2019, 2018 and 2017, Company matching contributions to tax deferred savings plans were invested at the direction of plan participants.
Information regarding the Company’s plans, including U.S. SERP, was as follows (in millions, except percent values):

	U.S. Pension Benefits		Non-U.S. Pension Benefits		Other Benefits
	2019	2018	2019	2018	2019	2018
Accumulated benefit obligation at end of year	$43.1	$35.1	$151.1	$136.6
Change in benefit obligation:
Benefit obligation at beginning of year	$39.1	$128.0	$138.4	$154.6	$0.9	$1.1
Service cost	0.2	0.4	1.9	1.8	—	—
Interest cost	1.6	4.3	3.6	3.4	0.1	—
Transfer from held for sale	—	—	0.1	—	2.1	—
Settlements	—	(77.5)	(2.4)	(2.7)	—	—
Curtailments	—	—	(0.3)	—	—	—
Plan amendments	—	—	—	2.6	—	—
Actuarial loss (gain)	3.4	(8.2)	12.6	(6.5)	(0.1)	(0.2)
Benefits paid	(1.2)	(7.9)	(5.8)	(6.5)	(0.2)	—
Foreign exchange effect	—	—	4.9	(8.3)	—	—
Benefit obligation at end of year	43.1	39.1	153.0	138.4	2.8	0.9
Change in plan assets:
Fair value of plan assets at beginning of year	—	90.4	107.5	121.2	—	—
Actual return on plan assets	—	(4.7)	10.9	(4.1)	—	—
Settlements	—	(77.5)	(2.4)	(2.7)	—	—
Employer contribution	1.2	6.0	7.1	5.8	0.2	—
Employee contribution	—	—	0.5	0.5	—	—
Benefits paid	(1.2)	(7.9)	(5.8)	(6.5)	(0.2)	—
Transfer to held for sale	—	(6.3)	—	—	—	—
Foreign exchange effect	—	—	4.3	(6.7)	—	—
Fair value of plan assets at end of year	—	—	122.1	107.5	—	—
Funded status	$(43.1)	$(39.1)	$(30.9)	$(30.9)	$(2.8)	$(0.9)
Amounts recognized in the statement of financial position are included in:
Other current liabilities	$2.4	$1.3	$0.6	$0.5	$0.3	$0.1
Other non-current liabilities	40.7	37.8	30.3	30.4	2.5	0.8
Total liabilities	$43.1	$39.1	$30.9	$30.9	$2.8	$0.9
Amounts recognized in accumulated other comprehensive loss consist of:
Actuarial net loss	$3.1	$(0.9)	$48.3	$61.3	$0.4	$0.5
Prior service cost	—	—	2.6	2.7	—	—
Total amounts recognized in accumulated other comprehensive loss	$3.1	$(0.9)	$50.9	$64.0	$0.4	$0.5

Guaranteed Minimum Pension (“GMP”) Payments

On October 26, 2018, the High Court of Justice in the United Kingdom ruled that Lloyds Bank plc was required to provide equal benefits for men and women for GMP payments accrued after May 17, 1990 in pension plans liabilities. Inequalities arose from statutory differences between men and women in both the earliest age from which a GMP is payable and the rates of the GMP accrual. The Company estimated the cost of equalizing the GMP payments and increased its Non-U.S. pension benefit liability by $2.6 million at December 31, 2018 for GMP payments. This was recorded as prior service costs for 2018 and amortization began in 2019.

	U.S. Pension Benefits			Non-U.S. Pension Benefits			Other Benefits
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Weighted-average assumptions as of December 31:
Discount rate(1)	3.31%	4.41%	3.78%	1.87%	2.67%	2.43%	3.10%	4.14%	3.58%
Expected return on plan assets	—%	—%	7.00%	4.40%	4.40%	4.43%	N/A	N/A	N/A
Rate of compensation increase(1)	—%	3.75%	3.75%	0.17%	0.19%	0.14%	N/A	N/A	N/A

(1) The weighted average assumptions as of December 31 are used to calculate the funded status at the end of the current year and the net periodic cost for the subsequent year.

	U.S. Pension Benefits			Non-U.S. Pension Benefits			Other Benefits
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Components of net periodic cost:
Service cost	$0.2	$0.4	$0.6	$1.9	$1.8	$1.8	$—	$—	$—
Interest cost	1.6	4.3	5.1	3.6	3.4	3.9	0.1	—	—
Expected return on plan assets	—	(5.6)	(6.0)	(4.7)	(5.0)	(5.0)	—	—	—
Recognition of prior service cost	—	0.1	0.1	0.1	—	—	—	—	—
Amortization of actuarial loss	(0.5)	2.6	3.3	1.5	1.4	1.4	—	—	(1.3)
Settlements	—	50.5	—	0.6	0.8	1.5	—	—	—
Other	(0.2)	—	—	(0.7)	(0.4)	(0.4)	—	—	—
Net periodic cost	$1.1	$52.3	$3.1	$2.3	$2.0	$3.2	$0.1	$—	$(1.3)

Components of Net periodic cost other than the Service cost component are included in Other income (expense) - Net in the Consolidated Statement of Comprehensive Income (Loss). The Service cost component is included in the same line item or items as other compensation costs arising from services rendered by pertinent employees during the period.

Pension Settlements

In November 2018, the Company entered into a contract for a group annuity to transfer the obligation to pay the remaining retirement benefits of all plan participants in the Terex Plan to an insurance company (the “Pension Annuitization”). The transfer of $108.5 million ($31.0 million related to discontinued operations), in both plan obligations and plan assets was completed on November 5, 2018. The Company contributed $4.7 million to the plan to facilitate the transaction, secure the remaining plan obligations and take advantage of certain tax benefits. Prior to the transaction, the Terex Plan had approximately 2,600 participants. As a result of the Pension Annuitization, the Company recorded a pretax non-cash settlement loss of $50.5 million (after tax $32.1 million) reflecting the accelerated recognition of unamortized losses in the Terex Plan as a result of the obligation that was settled.

Participants in the Company’s U.K pension plan may elect to receive a lump-sum settlement of remaining pension benefits under the terms of the plan. As a result of participants electing the lump-sum option during the years ended December 31, 2019 and 2018, the Company settled $2.4 million and $2.7 million of Non-U.S. pension obligations, respectively. The settlements were paid from plan assets and did not require a cash contribution from the Company. As a result, the Company recorded settlement losses of $0.6 million and $0.8 million reflecting the accelerated recognition of unamortized losses in the plan proportionate to the obligation that was settled in 2019 and 2018, respectively.

	U.S. Pension Benefits		Non-U.S. Pension Benefits		Other Benefits
	2019	2018	2019	2018	2019	2018
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income (Loss):
Net (gain) loss	$3.4	$4.7	$6.4	$0.9	$(0.1)	$(0.3)
Amortization of actuarial gain (loss)	0.6	(3.4)	(2.5)	(3.2)	—	(0.1)
Amortization of prior service cost	—	(0.1)	(0.2)	2.5	—	—
Disposals	—	—	(17.9)	—	—	—
Settlements	—	(67.0)	(0.6)	(0.8)	—	—
Foreign exchange effect	—	—	1.6	(3.7)	—	—
Total recognized in other comprehensive income (loss)	$4.0	$(65.8)	$(13.2)	$(4.3)	$(0.1)	$(0.4)

	U.S. Pension Benefits	Non-U.S. Pension Benefits	Other Benefits
Amounts expected to be recognized as components of net periodic cost for the year ending December 31, 2020:
Actuarial net loss	$—	$1.7	$—
Prior service cost	—	0.1	—
Total amount expected to be recognized as components of net periodic cost for the year ending December 31, 2020	$—	$1.8	$—

For the Company’s plans, including the U.S. SERP, that have accumulated benefit obligations in excess of plan assets, the projected benefit obligation, accumulated benefit obligation and fair value of plan assets were (in millions):

	U.S. Pension Benefits		Non-U.S. Pension Benefits
	2019	2018	2019	2018
Projected benefit obligation	$43.1	$39.1	$153.0	$138.4
Accumulated benefit obligation	$43.1	$35.1	$151.1	$136.6
Fair value of plan assets	$—	$—	$122.1	$107.5

Determination of plan obligations and associated expenses requires the use of actuarial valuations based on certain economic assumptions, which includes discount rates and expected rates of return on plan assets.  The discount rate enables the Company to estimate the present value of expected future cash flows on the measurement date. The rate used reflects a rate of return on high-quality fixed income investments that matches the duration of expected benefit payments at the December 31 measurement date.

The methodology used to determine the rate of return on non-U.S. pension plan assets was based on average rate of earnings on funds invested and to be invested.  Based on historical returns and future expectations, the Company believes the investment return assumptions are reasonable.  The expected rate of return of plan assets represents an estimate of long-term returns on the investment portfolio.  This assumption is reviewed by the trustees and varies with each of the plans.

The overall investment strategy for Non-U.S. defined benefit plans is to achieve a mix of investments to support long-term growth and minimize volatility while maximizing rates of return by diversification of asset types, fund strategies and fund managers.  Fixed income investments include investments in European government securities and European corporate bonds and constitute approximately 72% and 76% of the portfolio at December 31, 2019 and 2018, respectively. Equity investments, multi-asset investment funds and real estate investments that invest in a diversified range of property principally in the retail, office and industrial/warehouse sectors constitute approximately 28% and 24% of the portfolio at December 31, 2019 and 2018, respectively. Investments of the plans primarily include investments in companies from diversified industries with 87% invested internationally and 13% invested in North America. The target investment allocations to support the Company’s investment strategy for 2020 are approximately 71% to 73% fixed income securities and approximately 27% to 29% equity securities, multi-asset investment funds and real estate investments.
Fair value of cash in the table below is based on price quotations in an active market and therefore categorized under Level 1 of the ASC 820 hierarchy. Fair value of investment funds is priced on the market value of underlying investments in the portfolio and therefore categorized as Level 2 of the ASC 820 hierarchy. Fair value of group annuity insurance contracts is based on techniques that require inputs that are both significant to the fair value measurement and unobservable and therefore categorized as Level 3 of the ASC 820 hierarchy. Specifically, group annuity insurance contracts are valued at original buy in price adjusted for changes in discount rates and other actuarial assumptions. See Note A – “Basis of Presentation,” for an explanation of the ASC 820 hierarchy.

The fair value of the Company’s plan assets at December 31, 2019 are as follows (in millions):

	Non-U.S. Pension Plans
	Total	Level 1	Level 2	Level 3
Cash, including money market funds	$2.3	$2.3	$—	$—
U.S. equities	16.1	—	16.1	—
Non-U.S. equities	14.1	—	14.1	—
Non-U.S. corporate bond funds	2.8	—	2.8	—
Non-U.S. governmental fixed income funds	25.2	—	25.2	—
Group annuity insurance contracts	35.5	—	—	35.5
Real estate	3.8	—	3.8	—
Other securities	22.3	—	22.3	—
Total investments measured at fair value	$122.1	$2.3	$84.3	$35.5

The fair value of the Company’s plan assets at December 31, 2018 are as follows (in millions):

	Non-U.S. Pension Plans
	Total	Level 1	Level 2	Level 3
Cash, including money market funds	$0.7	$0.7	$—	$—
U.S. equities	11.1	—	11.1	—
Non-U.S. equities	10.7	—	10.7	—
Non-U.S. corporate bond funds	2.5	—	2.5	—
Non-U.S. governmental fixed income funds	59.7	—	59.7	—
Real estate	3.7	—	3.7	—
Other securities	19.1	—	19.1	—
Total investments measured at fair value	$107.5	$0.7	$106.8	$—

Changes in fair value measurements of Level 3 investments during the year ended December 31, 2019 are as follows (in millions):

Non-U.S. Pension Benefits
Balance at beginning of year	$—
Transfers into Level 3	35.5
Balance at end of year	$35.5
The Company plans to contribute approximately $2 million to its U.S. post-retirement plans and approximately $7 million to its non-U.S. defined benefit pension plans in 2020.  During the year ended December 31, 2019, the Company contributed $1.4 million to its U.S. defined benefit pension plans and post-retirement plans and $7.1 million to its non-U.S. defined benefit pension plans. The Company’s estimated future benefit payments under its plans are as follows (in millions):

Year Ending December 31,	U.S. Pension Benefits	Non-U.S. Pension Benefits	Other Benefits
2020	$2.4	$6.0	$0.4
2021	$2.4	$5.5	$0.3
2022	$2.3	$5.6	$0.3
2023	$2.5	$5.7	$0.3
2024	$2.5	$6.1	$0.2
2025-2029	$12.3	$31.6	$0.8

For the other benefits, for measurement purposes, a 7.50% rate of increase in the per capita cost of covered health care benefits was assumed for 2020, decreasing one-half percentage point per year until it reaches 4.50% for 2025 and thereafter. Assumed health care cost trend rates may have a significant effect on the amounts reported for health care plans.

A one-percentage-point change in assumed health care cost trend rates would not have a material effect on total service and interest cost components or post-retirement benefit obligation.